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Semi-Annual Report

December 31, 2001

Apex
Municipal Fund,
Inc.

www.mlim.ml.com

APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net invest ment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of December 31, 2001 were as follows:

------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                           Net Assets
------------------------------------------------------------------------------
AAA/Aaa ...........................................................    7.4%
BBB/Baa ...........................................................   12.6
BB/Ba .............................................................   15.9
B/B ...............................................................    4.6
CCC/Caa ...........................................................    1.0
NR (Not Rated) ....................................................   57.0
Other+ ............................................................    0.4
------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

Proxy Results

During the six-month period ended December 31, 2001, Apex Municipal Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

                                                 Shares Voted   Shares Withheld
                                                     For          From Voting
--------------------------------------------------------------------------------

1. To elect Robert S. Salomon Jr. as Director.    17,751,905        354,027
--------------------------------------------------------------------------------

                                    Apex Municipal Fund, Inc., December 31, 2001

DEAR SHAREHOLDER

For the six months ended December 31, 2001, Apex Municipal Fund, Inc. earned $0.285 per share income dividends, which included earned and unpaid dividends of $0.047. This represents a net annualized yield of 6.19%, based on a month-end net asset value of $9.13 per share. Over the same period, the Fund's total investment return was -0.24%, based on a change in per share net asset value from $9.45 to $9.13, and assuming reinvestment of $0.288 per share income dividends.

The Municipal Market Environment

Throughout most of the six-month period ended December 31, 2001, long-term fixed income interest rates exhibited considerable volatility. Additionally, during the period, long-term US Treasury bond yields registered moderate declines, while long-term municipal bond yields rose slightly. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. The consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was recently reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities quickly restored fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, declining more than 50 basis points during the month. Despite an additional decrease in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than was expected earlier in the fall of 2001. Bond yields rose during November and December, as investors sold securities both to realize recent profits and in anticipation of an early reversal of Federal Reserve Board policy. By December 31, 2001, long-term US Treasury bond yields rose to approximately 5.45%. Over the last six months, however, the generally positive financial environment allowed US Treasury bond yields to decline approximately 30 basis points.

The municipal bond market displayed a very similar pattern during the November period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. At October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of approximately 20 basis points during October. Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during November and December also put upward pressure on municipal bond yields. By the end of December 2001, long-term tax-exempt revenue bond yields rose to approximately 5.60% while during the last six months, tax-exempt bond yields rose approximately 10 basis points.

Investor demand was solid throughout much of 2001. Reports stated that through November 2001, long-term municipal bond funds had net cash inflows of $12.4 billion compared to net outflows of more than $14.3 billion during the same period in 2000. Also, a number of mutual fund families raised over $2.5 billion in new closed-end tax-exempt bond funds during the summer of 2001. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures this past March and April kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to almost 1%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a positive technical environment for municipal bonds in recent months.

Recent investor demand has not been strong enough to outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields have continued to allow municipalities to refund outstanding, high-couponed debt. Over the past six months, more than $150 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the December 2001 quarter, the pace of tax-exempt bond issuance further strengthened with more than $90 billion in long-term municipal bonds underwritten, an increase of nearly 60% compared to the December 2000 quarter. During December 2001, municipalities issued nearly $30 billion in tax-exempt bonds, an increase of more than 80% compared to December 2000 issuance. Recent increases in municipal bond issuance have put considerable pressure on the tax-exempt market, especially in the 10-year - 15-year maturity sector. A large number of bond financings in recent months have been heavily weighted in this maturity sector. Investor demand for these maturities, both institutional and retail, has been limited, in part, by seasonal, year-end factors. Also, demand for municipals, in general, has declined as recovering US equity markets have siphoned away interest in tax-exempt products.

Interest rates are likely to remain near current levels in early 2002, as US economic conditions are expected to remain weak. Going forward, however, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages also expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending will result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity may not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

The six-month period ended December 31, 2001 was characterized by a continuation in the recovery of the tax-exempt high-yield market as investor demand for the relative stability of fixed-income investments accelerated in response to deteriorating conditions in the equity markets. Furthermore, as yields available on municipal bonds at the upper end of the credit spectrum sank to levels that historically proved unsustainable, investors were willing to assume greater credit risk in pursuit of higher potential returns. The resulting contraction in credit spreads proved beneficial for shareholders of the Fund.

Specifically, concentrations in health care-related issues, tax-supported debt and utilities experienced some of the most significant rises in value so far in 2001. The health care sector bore the brunt of last year's liquidity collapse and


                                      2 & 3

                                    Apex Municipal Fund, Inc., December 31, 2001

stood to benefit the most as attractive yields and a stabilizing credit outlook lured investors. Supported by low interest rates, the housing industry remains one of the more resilient sectors in the economy. Infrastructure-related tax-backed financing for residential development continues to provide attractive investment opportunities given the security provisions inherent in the transaction structure as well as the potential returns associated with project completion. Several of the portfolio's more recent purchases were within this sector and were primarily residential in scope. While selected issues for commercial projects were also added to the portfolio, the more cyclical nature of these ventures warrants a heightened degree of caution with respect to the investment process. Lastly, the utility sector remains a major component of the portfolio as investments in senior unsecured obligations of Tucson Electric Power Company and a variety of independent co-generation facilities have performed well in the current environment. Perhaps most notable are positions not held by the Fund such as debt of the troubled California investor-owned utilities and, more recently, that of Enron Corporation. The portfolio was negatively affected by its exposure to airline debt in the wake of the events of September 11, 2001. While the airline industry faces significant challenges in the coming months, the demonstrated resolve on the part of the Government to provide financial assistance, coupled with the recent decline in fuel costs, should provide enough relief to weather these difficult times. Nevertheless, a shakeout of some sort appears inevitable as the weaker airlines either fail to survive or are acquired by those that remain more financially sound.

Our portfolio strategy remained largely unchanged as we sought to maintain a fully invested position in an effort to enhance the Fund's income distribution. Opportunities have begun to emerge recently as the recovery in bond prices has been decidedly uneven. By selectively engaging in swaps, it was possible to reallocate small portions of the portfolio in an effort to generate both additional income and price appreciation. Typically, the sale of existing holdings reflects our belief that the individual security in question has fulfilled its expected potential in terms of either credit improvement or relative valuation. In this manner, new investments offer the potential to enhance total return within the context of the Fund's stated objective of investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

February 6, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)


                    S&P       Moody's   Face
STATE               Ratings   Ratings  Amount   Issue                                                                       Value
==================================================================================================================================
Alabama--0.7%       B         NR*     $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009               $  1,015
                    CCC       NR*       5,285   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds
                                                (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (d)                  322
==================================================================================================================================
Alaska--1.1%        NR*       NR*       2,000   Alaska Industrial Development and Expert Authority Revenue Bonds
                                                (Williams Lynxs Alaska Cargoport), AMT, 8% due 5/01/2023                     1,938
==================================================================================================================================
Arizona--2.8%       NR*       NR*       1,505   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                                Apartments Project), Sub-Series C, 9.50% due 11/01/2031                      1,535
                    NR*       Caa2      4,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023               1,520
                    B+        Ba3       2,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                                Electric Power Company Project), Series C, 6% due 9/01/2029                  1,887
==================================================================================================================================
California--3.6%    AAA       NR*       5,500   Los Angeles, California, Department of Water and Power, Electric Plant
                                                Revenue Bonds, RIB, Series 144, 9.11% due 6/15/2029 (b)(e)                   6,380
==================================================================================================================================
Colorado--5.2%      NR*       NR*       3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                                (Pavilions), AMT, 7.75% due 9/01/2016                                        3,209
                    NR*       NR*       2,800   Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                Improvement Fee), Series A, 7.30% due 9/01/2022                              2,713
                    NR*       NR*       1,640   Lincoln Park, Colorado, Metropolitan District, GO, Refunding, 7.75%
                                                due 12/01/2026                                                               1,644
                    NR*       NR*       1,235   North Range, Colorado, Metropolitan District Number 1, GO, 7.25% due
                                                12/15/2031                                                                   1,197
                    BB+       Ba1         595   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                First Tier, Sub-Series D, 7.125% due 6/15/2041                                 601
==================================================================================================================================
Connecticut--1.6%   BBB-      NR*       1,530   Mohegan Tribe Indians, Connecticut, Gaming Authority, Public Improvement
                                                Revenue Refunding Bonds (Priority Distribution), 6.25% due 1/01/2031         1,492
                    NR*       B1        1,350   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                Corporation Project), 9.25% due 5/01/2017                                    1,382
==================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
EDA  Economic Development Authority
GO   General Obligation Bonds
IDA  Industrial Development Authority
IDB  Industrial Development Board
IDR  Industrial Development Revenue Bonds
M/F  Multi-Family
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
VRDN Variable Rate Demand Notes


                                     4 & 5

                                    Apex Municipal Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P       Moody's   Face
STATE               Ratings   Ratings  Amount   Issue                                                                       Value
==================================================================================================================================
Florida--9.5%       NR*       NR*     $   935   Arbor Greene Community Development District, Florida, Special Assessment
                                                Revenue Bonds, 7.60% due 5/01/2018                                        $    991
                    NR*       NR*       2,500   Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                                (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                       2,029
                    NR*       NR*         935   Lakewood Ranch, Florida, Community Development District Number 5, Special
                                                Assessment Revenue Refunding Bonds, Series A, 6.70% due 11/01/2031             914
                    NR*       NR*       3,000   Lee County, Florida, IDA, Health Care Facilities Revenue Bonds
                                                (Cypress Cove Healthpark), Series A, 6.375% due 10/01/2025                   2,733
                    NR*       NR*       2,000   Orlando, Florida, Special Assessment Bonds (Conroy Road Interchange
                                                Project), Series A, 5.80% due 5/01/2026                                      1,919
                    NR*       NR*       1,650   Orlando, Florida, Urban Community Development District, Capital
                                                Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033          1,607
                    NR*       NR*       3,600   Parkway Center, Florida, Community Development District, Special
                                                Assessment Refunding Bonds, Series B, 8% due 5/01/2010                       3,332
                    NR*       NR*       3,285   Tampa Palms, Florida, Open Space and Transportation Community Development
                                                District Revenue Bonds, Capital Improvement (Richmond Place Project),
                                                7.50% due 5/01/2018                                                          3,458
==================================================================================================================================
Georgia--3.2%       NR*       NR*       2,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station Project),
                                                7.90% due 12/01/2024                                                         1,946
                    NR*       NR*       3,680   Atlanta, Georgia, Urban Residential Finance Authority, M/F Mortgage
                                                Revenue Bonds (Northside Plaza Apartments Project), AMT, 9.75%
                                                due 11/01/2020                                                               3,770
==================================================================================================================================
Idaho--0.8%         NR*       NR*       1,470   Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley Vista
                                                Care Corporation), Series A, 7.75% due 11/15/2016                            1,492
==================================================================================================================================
Illinois--1.9%      NR*       NR*       3,190   Illinois Development Finance Authority, Primary Health Care Centers
                                                Facilities, Acquisition Program Revenue Bonds, 7.75% due 12/01/2016          3,434
==================================================================================================================================
Indiana--2.6%       NR*       NR*       2,600   Indiana State Educational Facilities Authority, Revenue Refunding Bonds
                                                (Saint Joseph's College Project), 7% due 10/01/2029                          2,685
                    NR*       NR*       1,925   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club Project),
                                                Series B, 7.50% due 10/01/2029                                               1,880
==================================================================================================================================
Iowa--6.6%          NR*       NR*      10,000   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                                Bonds (Care Initiatives Project), 9.25% due 7/01/2025                       11,865
==================================================================================================================================
Louisiana--3.1%     BB-       NR*       5,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                Company Project), 7.50% due 7/01/2013                                        5,610
==================================================================================================================================
Maryland--2.9%      NR*       NR*       1,875   Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                                                (Arundel Mills Project), 7.10% due 7/01/2029                                 1,987
                    NR*       NR*       3,000   Maryland State Energy Financing Administration, Limited Obligation
                                                Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40% due 9/01/2019       3,124
==================================================================================================================================
Massachusetts--     NR*       Ba2       3,000   Massachusetts State Health and Educational Facilities Authority, Revenue
2.4%                                            Refunding Bonds (Bay Cove Human Services Issue), Series A, 5.90%
                                                due 4/01/2028                                                                2,512
                    NR*       NR*       1,800   Massachusetts State Industrial Finance Agency Revenue Bonds, Sewer
                                                Facility (Resource Control Composting), AMT, 9.25% due 6/01/2010             1,815
==================================================================================================================================
Michigan--0.5%      BBB-      Baa3      1,000   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                                (Detroit Medical Center Obligation Group), Series A, 6.50% due 8/15/2018       952
==================================================================================================================================
Minnesota--1.8%     NR*       NR*       3,200   Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza Apartments
                                                Project), 9.375% due 12/01/2024                                              3,222
==================================================================================================================================
Missouri--0.7%      NR*       NR*       1,200   Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds
                                                (Gravois Bluffs), 7% due 10/01/2021                                          1,248
==================================================================================================================================
Nevada--1.2%        BBB       Baa2      2,500   Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic Healthcare
                                                West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026                   2,202
==================================================================================================================================
New Jersey--14.1%                               Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                (Holt Hauling & Warehousing), AMT, Series A (d):
                    NR*       NR*       2,000     9.625% due 1/01/2011                                                       1,855
                    NR*       NR*       4,500     9.875% due 1/01/2021                                                       4,174
                    CCC       B2        6,000   Camden County, New Jersey, Pollution Control Financing Authority, Solid
                                                Waste Resource Recovery Revenue Refunding Bonds, AMT, Series A, 7.50%
                                                due 12/01/2010                                                               5,762
                    NR*       NR*       1,000   New Jersey EDA, Economic Development Revenue Bonds (Glimcher Properties LP
                                                Project), AMT, 6% due 11/01/2028                                               948
                    BBB-      NR*       1,500   New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                                Series C, 5.50% due 1/01/2028                                                1,355
                    NR*       Ba3       1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%
                                                due 10/01/2014                                                               1,501
                                                New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                    NR*       NR*       1,000     (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031                    954
                    NR*       NR*       3,700     (Seabrook Village Inc.), 8.125% due 11/15/2023                             3,869
                    BB-       B3        3,050   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
                                                Project), AMT, 6.625% due 9/15/2012                                          2,658
                    BBB-      Baa3      2,000   New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                                Bonds (Trinitas Hospital Obligation Group), 7.375% due 7/01/2015             2,157
==================================================================================================================================
New Mexico--2.8%    B+        Ba3       5,000   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Co.--San
                                                Juan Project), Series A, 6.95% due 10/01/2020                                5,068
==================================================================================================================================
New York--1.9%                                  Utica, New York, GO, Public Improvement:
                    BB        Ba1         700     9.25% due 8/15/2004                                                          759
                    BB        Ba1         700     9.25% due 8/15/2005                                                          778
                    BB        Ba1         475     8.50% due 8/15/2006 (c)                                                      584
                    BB        Ba1         475     8.50% due 8/15/2006 (c)                                                      584
                    BB        Ba1         635     9.25% due 8/15/2006                                                          721
==================================================================================================================================
North Carolina-- .  NR*       NR*       1,600   North Carolina Medical Care Commission, Health Care Facilities, First
0.9%                                            Mortgage Revenue Refunding Bonds (Presbyterian Homes Project), 7%
                                                due 10/01/2031                                                               1,664
==================================================================================================================================
Ohio--1.6%          BB-       B3        4,135   Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                                Airlines Inc. Project), AMT, 5.70% due 12/01/2019                            2,937
==================================================================================================================================
Oregon--1.8%        NR*       NR*       2,160   Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                Cogeneration Project), Senior Lien, 6% due 1/01/2025                         2,102
                    NR*       NR*       1,000   Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                (Wauna Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016             1,020
==================================================================================================================================


                                     6 & 7

                                    Apex Municipal Fund, Inc., December 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)


                    S&P       Moody's   Face
STATE               Ratings   Ratings  Amount   Issue                                                                       Value
==================================================================================================================================
Pennsylvania--9.1%  NR*       Ba2     $ 2,000   Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023           $  1,732
                                                Montgomery County, Pennsylvania, Higher Education and Health
                                                Authority, Revenue Refunding Bonds (Faulkeways at Gwynedd Project):
                    BBB+      NR*         900     6.75% due 11/15/2024                                                         927
                    BBB+      NR*         925     6.75% due 11/15/2030                                                         945
                    AAA       Aaa       2,000   Pennsylvania State Higher Education Assistance Agency, Student
                                                Loan Revenue Bonds, RIB, AMT, 10.647% due 3/01/2022 (a)(e)                   2,090
                    AAA       NR*       4,000   Pennsylvania State Higher Educational Facilities Authority, College and
                                                University Revenue Bonds (Eastern College), Series B, 8%
                                                due 10/15/2006 (c)                                                           4,826
                    NR*       NR*       5,500   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                                AMT, 7.75% due 12/01/2017                                                    5,678
==================================================================================================================================
South Carolina--    BBB-      NR*       1,000   South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach Convention Center),
0.6%                                            Series A, 6.625% due 4/01/2036                                                 991
==================================================================================================================================
Texas--4.6%         BBB-      Baa3      1,000   Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                                Inc.), First Tier, Series A, 6.70% due 1/01/2028                             1,007
                    A1+       NR*         800   Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                Revenue Refunding Bonds (Methodist Hospital), VRDN, 1.80%
                                                due 12/01/2025 (f)                                                             800
                    BBB+      Baa2      6,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                                AMT, 6.375% due 4/01/2027                                                    6,463
==================================================================================================================================
Utah--1.3%          NR*       NR*       2,240   Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds (Laidlaw
                                                Environmental), AMT, Series A, 7.45% due 7/01/2017                           2,273
==================================================================================================================================
Virginia--6.8%      NR*       NR*       2,500   Dulles Town Center, Virginia, Community Development Authority, Special
                                                Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026             2,421
                    NR*       NR*       4,215   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                Facility--Zeigler Coal), 6.90% due 5/02/2022 (d)                             2,350
                    NR*       NR*       3,000   Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014                          2,934
                                                Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                    NR*       Ba1       6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2033                              244
                    NR*       Ba1       6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2034                              220
                    BBB-      Baa3     32,600     Senior Series B, 5.875%** due 8/15/2025                                    4,075
==================================================================================================================================
Washington--1.2%    NR*       NR*       2,600   Port Seattle, Washington, Special Facilities Revenue Bonds
                                                (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                       2,051
==================================================================================================================================
                    Total Investments (Cost--$188,343)--98.9%                                                              177,039

                    Other Assets Less Liabilities--1.1%                                                                      1,968
                                                                                                                          --------
                    Net Assets--100.0%                                                                                    $179,007
                                                                                                                          ========
==================================================================================================================================

(a)   AMBAC Insured.
(b)   FSA Insured.
(c)   Prerefunded.
(d)   Non-income producing security.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2001.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.


      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


              As of December 31, 2001
============================================================================================================================
Assets:       Investments, at value (identified cost--$188,342,506) ...............................            $ 177,038,936
              Cash ................................................................................                   43,254
              Interest receivable .................................................................                3,093,776
              Prepaid expenses and other assets ...................................................                   16,195
                                                                                                               -------------
              Total assets ........................................................................              180,192,161
                                                                                                               -------------
============================================================================================================================
Liabilities:  Payables:
                   Securities purchased ...........................................................  $966,626
                   Investment adviser .............................................................    96,253
                   Dividends to shareholders ......................................................    93,760      1,156,639
                                                                                                     --------
              Accrued expenses ....................................................................                   28,491
                                                                                                               -------------
              Total liabilities ...................................................................                1,185,130
                                                                                                               -------------
============================================================================================================================
Net Assets:   Net assets ..........................................................................            $ 179,007,031
                                                                                                               =============
============================================================================================================================
Capital:      Common Stock, $.10 par value, 150,000,000 shares authorized; 19,596,732 shares issued
              and outstanding .....................................................................            $   1,959,673
              Paid-in capital in excess of par ....................................................              211,626,481
              Undistributed investment income--net ................................................                  946,379
              Accumulated realized capital losses on investments--net .............................              (24,221,932)
              Unrealized depreciation on investments--net .........................................              (11,303,570)
                                                                                                               -------------
              Total capital--Equivalent to $9.13 net asset value per share of Common Stock
              (market price--$8.32) ...............................................................            $ 179,007,031
                                                                                                               =============
============================================================================================================================

See Notes to Financial Statements.


                                     8 & 9

                                    Apex Municipal Fund, Inc., December 31, 2001

STATEMENT OF OPERATIONS

                       For the Six Months Ended December 31, 2001
=====================================================================================================
Investment             Interest ............................................              $ 6,406,726
Income:
=====================================================================================================
Expenses:              Investment advisory fees ............................   $605,226
                       Accounting services .................................     37,058
                       Professional fees ...................................     32,575
                       Transfer agent fees .................................     24,349
                       Directors' fees and expenses ........................     19,486
                       Printing and shareholder reports ....................     18,315
                       Listing fees ........................................     17,209
                       Custodian fees ......................................      7,937
                       Pricing fees ........................................      5,241
                       Other ...............................................      9,856
                                                                               --------
                       Total expenses ......................................                  777,252
                                                                                          -----------
                       Investment income--net ..............................                5,629,474
                                                                                          -----------
======================================================================================================
Realized &             Realized loss on investments--net ...................                 (931,395)
Unrealized Loss on     Change in unrealized depreciation on investments--net               (5,300,771)
Investments--Net:                                                                         -----------
                       Net Decrease in Net Assets Resulting from Operations               $  (602,692)
                                                                                          ===========
=====================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      For the Six        For the
                                                                                     Months Ended      Year Ended
                                                                                     December 31,       June 30,
               Increase (Decrease) in Net Assets:                                        2001              2001
===================================================================================================================
Operations:    Investment income--net ............................................   $   5,629,474    $  11,596,874
               Realized loss on investments--net .................................        (931,395)      (1,269,704)
               Change in unrealized appreciation/depreciation on investments--net.      (5,300,771)       3,734,670
                                                                                     -------------    -------------
               Net increase (decrease) in net assets resulting from operations ...        (602,692)      14,061,840
                                                                                     -------------    -------------
===================================================================================================================
Dividends to   Investment income--net ............................................      (5,636,588)     (11,694,527)
Shareholders:                                                                        -------------    -------------
               Net decrease in net assets resulting from dividends to shareholders      (5,636,588)     (11,694,527)
                                                                                     -------------    -------------
===================================================================================================================
Net Assets:    Total increase (decrease) in net assets ...........................      (6,239,280)       2,367,313
               Beginning of period ...............................................     185,246,311      182,878,998
                                                                                     -------------    -------------
               End of period* ....................................................   $ 179,007,031    $ 185,246,311
                                                                                     =============    =============
===================================================================================================================
              *Undistributed investment income--net ..............................   $     946,379    $     953,493
                                                                                     =============    =============
===================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been
                  derived from information provided in the financial         For the Six
                  statements.                                               Months Ended         For the Year Ended June 30,
                                                                             December 31, -----------------------------------------
                  Increase (Decrease) in Net Asset Value:                       2001        2001       2000       1999       1998
===================================================================================================================================
Per Share         Net asset value, beginning of period ...................    $   9.45    $   9.33   $  10.37   $  10.60   $  10.25
Operating                                                                     --------    --------   --------   --------   --------
Performance:      Investment income--net ................................          .29         .59        .66        .63        .64
                  Realized and unrealized gain (loss) on investments--net         (.32)        .13      (1.03)      (.23)       .35
                                                                              --------    --------   --------   --------   --------
                  Total from investment operations .......................        (.03)        .72       (.37)       .40        .99
                                                                              --------    --------   --------   --------   --------
                  Less dividends from investment income--net ............         (.29)       (.60)      (.67)      (.63)      (.64)
                                                                              --------    --------   --------   --------   --------
                  Net asset value, end of period .........................    $   9.13    $   9.45   $   9.33   $  10.37   $  10.60
                                                                              ========    ========   ========   ========   ========
                  Market price per share, end of period ..................    $   8.32    $   9.10   $ 8.9375   $  10.25   $  10.50
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Total Investment  Based on market price per share ........................      (5.60%)+     9.05%     (6.22%)     3.68%     12.42%
Return:**                                                                     ========    ========   ========   ========   ========
                  Based on net asset value per share .....................       (.24%)+     8.48%     (3.23%)     3.90%     10.03%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Ratios to         Expenses ...............................................        .83%*       .82%       .81%       .81%       .86%
Average                                                                       ========    ========   ========   ========   ========
Net Assets:       Investment income--net ................................        6.04%*      6.35%      6.71%      5.93%      6.08%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Supplemental      Net assets, end of period (in thousands) ...............    $179,007    $185,246   $182,879   $203,198   $207,460
Data:                                                                         ========    ========   ========   ========   ========
                  Portfolio turnover .....................................         10%         17%        20%        40%        34%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.

      See Notes to Financial Statements.


                                    10 & 11

                                    Apex Municipal Fund, Inc., December 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets.

For the six months ended December 31, 2001, the Fund reimbursed FAM $3,299 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2001 were $19,825,567 and $18,750,091, respectively.

Net realized losses for the six months ended December 31, 2001 and net unrealized losses as of December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
--------------------------------------------------------------------------------
Long-term investments .................         $(931,395)         $(11,303,570)
                                                ---------          ------------
Total .................................         $(931,395)         $(11,303,570)
                                                =========          ============
--------------------------------------------------------------------------------

As of December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $11,303,570, of which $6,583,290 related to appreciated securities and $17,886,860 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $188,342,506.

4. Common Stock Transactions:

At December 31, 2001, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended December 31, 2001 and the year ended June 30, 2001 remained constant.

5. Capital Loss Carryforward:

At June 30, 2001, the Fund had a net capital loss carryforward of approximately $22,153,000, of which $2,775,000 expires in 2002, $1,754,000 expires in 2003,
$7,057,000 expires in 2004, $1,312,000 expires in 2005, $938,000 expires in
2006, $2,975,000 expires in 2008 and $5,342,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $3,879,734 has been reclassified to paid-in capital in excess of par.

6. Subsequent Event:

On January 3, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.046778 per share, payable on January 30, 2002 to shareholders of record as of January 15, 2002.


                                    12 & 13

                                    Apex Municipal Fund, Inc., December 31, 2001

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Walter Mintz, Director and Vincent R. Giordano, Senior Vice President of Apex Municipal Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Mintz and Giordano well in their retirements.
--------------------------------------------------------------------------------

Custodian & Transfer Agent

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

APX


                                    14 & 15

[LOGO] Merrill Lynch Investment Managers

                        [GRAPHIC OMITTED]

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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